VANGUARD(R)NEW YORK TAX-EXEMPT FUNDS

SEMIANNUAL REPORT

[PHOTO OF SHIP]

MAY 31, 2001

[THE VANGAURD GROUP(R) LOGO]


INCLUDED WITHIN THIS REPORT:

VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

SOME LESSONS FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

** Vanguard New York Insured Long-Term Tax-Exempt Fund earned a solid fiscal half-year return of 4.7%, topping the performance of its average peer.

** Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.

** Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.

CONTENTS

 1 Letter from the Chairman

 6 Report from the Adviser

 8 Fund Profiles

10 Glossary of Investment Terms

11 Performance Summaries

12 Financial Statements

LETTER
 FROM THE CHAIRMAN

Dear Shareholder,

In an environment that was friendly to bonds but hostile to stocks, VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND earned a robust six-month total return of 4.7%.

     As you can see in the adjacent table, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested that of its average peer and matched that of its unmanaged benchmark index. The fund's return is based on an increase in net asset value from $10.83 per share on November 30, 2000, to $11.07 per share on May 31, 2001, and is adjusted for dividends totaling $0.269 per share paid from net investment income.


TOTAL RETURNS                             SIX MONTHS ENDED
                                          MAY 31, 2001
----------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
 MONEY MARKET FUND                                    1.7%
 (SEC 7-Day Annualized Yield: 2.96%)
Average New York Tax-Exempt
 Money Market Fund*                                   1.5
----------------------------------------------------------
VANGUARD NEW YORK INSURED
 LONG-TERM TAX-EXEMPT FUND                            4.7%
Average New York Insured Municipal Debt Fund*         4.1
Lehman Municipal Bond Index                           4.7
----------------------------------------------------------

Admiral Shares**
----------------------------------------------------------
VANGUARD NEW YORK INSURED
 LONG-TERM TAX-EXEMPT FUND                           0.4%
----------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Return since inception on May 14, 2001.


     The table also presents the six-month return of VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND, which outperformed its average peer during the period. The fund's net asset value remained at $1 per share, as was expected but not guaranteed. Also included is the return of the Admiral(TM) Shares of the Insured Long-Term Tax-Exempt Fund since their debut in mid-May. (Admiral Shares are lower-cost shares for long-standing shareholders and individuals with substantial investments in the fund.)

     On May 31, the New York Insured Long-Term Tax-Exempt Fund's yield stood at 4.54%, down from 4.90% at the end of November 2000; the Money Market Fund's yield was 2.96%, down from 3.99%.

     For New York residents, income earned by the fund is exempt from federal and New York income taxes, but may be subject to local taxes and to the federal alternative minimum tax. That means that for taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yields were about 7.5% for the Insured Long-Term Tax-Exempt Fund and about 4.9% for the Tax-Exempt Money Market Fund at the end of the fiscal half-year.

FINANCIAL MARKETS IN REVIEW

During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors.


MARKET BAROMETER                                              TOTAL RETURNS
                                                 PERIODS ENDED MAY 31, 2001

                                              SIX          ONE         FIVE
                                           MONTHS         YEAR       YEARS*
---------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index
 (Entire market)                             5.1%        13.1%         7.7%
Lehman 10 Year Municipal Bond Index          4.6         11.8          6.7
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                    2.7          5.8          5.2
---------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                  -3.9%       -10.6%        15.1%

Russell 2000 Index (Small-caps)             12.2          5.7          8.0

Wilshire 5000 Index (Entire market)         -2.5        -10.1         13.3

MSCI EAFE Index (International)             -7.6        -16.9          4.2
===========================================================================
CPI
Consumer Price Index                         2.1%         3.6%         2.6%
---------------------------------------------------------------------------
*Annualized.


     Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up-- in May 4.4% of the labor force was unemployed--but consumers stayed calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.

     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for com- puters and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.

     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.2% annual rate, far below the 4.8% pace during the same period in 2000.

     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.

     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.

     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

--------------------------------------------------------------------------------
The prices of bonds with maturities of less than 5 years enjoyed big gains, as their yields declined in step with the Fed's rate cuts.
--------------------------------------------------------------------------------

THE MUNI MARKET

Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points (0.48 percentage point) higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6%. (As a result of the new tax law, the top rate will drop to 38.6% on July 1.)

     The yield of short-term munis fell 145 basis points to 2.75%, while that of the 3-month Treasury bill fell more than 250 basis points to 3.62% during the period.

     The Report from the Adviser, which begins on page 6, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW

The 4.7% return of the New York Insured Long-Term Tax-Exempt Fund was quite good, both on an absolute basis and relative to its comparative measures.

     During the half-year, the fund's 2.5% income return was augmented by a price increase of 2.2%.

--------------------------------------------------------------------------------
For perspective, it's important to consider a full year's interest income when evaluating a bond fund.
--------------------------------------------------------------------------------

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, the New York Insured Long-Term Tax-Exempt Fund earned an excellent total return of 12.8%, consisting of an income return of 5.4% and a price increase of 7.4%.

     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's future long-term returns--though it is a far-from-perfect measure--is the fund's yield, currently about 4.5% for the New York Insured Long-Term Tax-Exempt Fund Investor Shares.

--------------------------------------------------------------------------------
Though bond prices rise and fall, it is interest income that accounts for virtually all of a bond fund's long-term total return.
--------------------------------------------------------------------------------

     Your funds' fine relative results over the past six months--and over their lifetimes--can be attributed to their significant cost advantage over similar funds and to skillful investment management. The Investor Shares of our Insured Long-Term Tax-Exempt and Tax-Exempt Money Market Funds have annualized expense ratios (expenses as a percentage of average net assets) of 0.20% and 0.18% (or $2.00 and $1.80 per $1,000 invested), respectively--a fraction of the 1.07% charged by the average New York tax-exempt fund and the 0.61% charged by the average New York tax-exempt money market fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.

     We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY

During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.

     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.

Sincerely,

/S/ JOHN J. BRENNAN
[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and Chief Executive Officer


JUNE 12, 2001

REPORT
 FROM THE ADVISER                                    VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of VANGUARD NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND, supplementing the fund's interest income and resulting in a solid total return of 4.7%. VANGUARD NEW YORK TAX-EXEMPT MONEY MARKET FUND'S return of 1.7% topped that of its average peer.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New York income taxes by investing in insured and high-quality uninsured securities issued by New York state, county, and municipal governments.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT

Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.

     The Federal Reserve Board has dealt with the economic slowdown--real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.2% during the first quarter of 2001--by cutting its target for short-term interest rates. The Fed trimmed the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.

     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY

State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS

During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).

     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly during the period, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.

     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.

     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.

     Nationwide, muni bond issuance is up 41% over the past year; supply in New York rose 12% over the 12 months.

OUR INVESTMENT APPROACH

Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios.

     Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Kathryn Allen, Principal

June 13, 2001

FUND PROFILE                                                  AS OF MAY 31, 2001
FOR NEW YORK TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics. Key terms are defined on page 10.

------------------------------------
FINANCIAL ATTRIBUTES

Yield                           3.0%
Average Maturity             32 days
Average Quality                MIG-1
Expense Ratio                 0.18%*
------------------------------------


------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
  (% OF PORTFOLIO)

MIG-1/SP-1+              49.3%
A-1/P-1                  40.2
AAA/AA                    9.8
A                         0.7
------------------------------
Total                   100.0%
------------------------------

*Annualized.

FUND PROFILE                                                  AS OF MAY 31, 2001
FOR NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

-----------------------------------------------------
FINANCIAL ATTRIBUTES
                                               LEHMAN
                                    FUND       INDEX*
-----------------------------------------------------
Number of Issues                     278       40,955
Yield                               4.5%         4.6%
Yield--Admiral Shares               4.6%         4.6%
Yield to Maturity                   4.6%           --
Average Coupon                      5.2%         5.4%
Average Maturity               9.2 years   13.6 years
Average Quality                      AAA          AA+
Average Duration               6.5 years    7.7 years
Expense Ratio                    0.20%**           --
Expense Ratio--Admiral Shares    0.14%**           --
Cash Investments                    0.0%           --
-----------------------------------------------------


------------------------
DISTRIBUTION BY
 CREDIT QUALITY
  (% OF PORTFOLIO)

AAA                98.7%
AA                  0.7
A                   0.0
BBB                 0.0
BB                  0.6
B                   0.0
------------------------
Total             100.0%
------------------------



------------------------------
VOLATILITY MEASURES
                        LEHMAN
                FUND    INDEX*


R-Squared       0.97      1.00
Beta            1.22      1.00
------------------------------



DISTRIBUTION BY MATURITY
 (% OF PORTFOLIO)

Under 1 Year           13.8%
1-5 Years               8.7
5-10 Years             50.8
10-20 Years            18.2
20-30 Years             6.8
Over 30 Years           1.7
----------------------------
Total 100.0%
----------------------------
*Lehman Municipal Bond Index.                              [PICTURE OF COMPUTER]
**Annualized.                                                  VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY
 OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
-------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES

In the performance summaries below, all of the data represent past performance, which cannot be used to predict future returns that may be achieved by the funds.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

NEW YORK TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                     SEPTEMBER 3, 1997-;MAY 31, 2001
--------------------------------------------------------------------------------
         NEW YORK TAX-EXEMPT    AVERAGE          NEW YORK TAX-EXEMPT   AVERAGE
          MONEY MARKET FUND       FUND*           MONEY MARKET FUND      FUND*
FISCAL          TOTAL             TOTAL   FISCAL         TOTAL           TOTAL
YEAR           RETURN            RETURN   YEAR          RETURN          RETURN
--------------------------------------------------------------------------------
1997            0.8%              0.8%    2000            3.9%            3.4%
1998            3.3               2.9     2001**          1.7             1.5
1999            3.0               2.6
--------------------------------------------------------------------------------
 *Average New York Tax-Exempt Money Market Fund;
  derived from data provided by Lipper Inc.
**Six months ended May 31, 2001.
SEC 7-Day Annualized Yield (5/31/2001): 2.96%.
See Financial Highlights table on page 26 for dividend information since inception.
--------------------------------------------------------------------------------

NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND
----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                                               NOVEMBER 30, 1990-;MAY 31, 2001
---------------------------------------------------    ---------------------------------------------------
                NEW YORK INSURED                                         NEW YORK INSURED
           LONG-TERM TAX-EXEMPT FUND        LEHMAN*               LONG-TERM TAX-EXEMPT FUND        LEHMAN*
FISCAL    CAPITAL     INCOME       TOTAL      TOTAL    FISCAL    CAPITAL     INCOME       TOTAL      TOTAL
YEAR       RETURN     RETURN      RETURN     RETURN    YEAR       RETURN     RETURN      RETURN     RETURN
---------------------------------------------------    ---------------------------------------------------
1991         3.9%       7.0%       10.9%      10.3%    1997         0.9%       5.5%        6.4%       7.2%
1992         4.1        6.5        10.6       10.0     1998         2.4        5.3         7.7        7.8
1993         6.4        6.0        12.4       11.1     1999        -7.0        4.7        -2.3       -1.1
1994       -11.5        5.1        -6.4       -5.2     2000         3.9        5.7         9.6        8.2
1995        13.5        6.4        19.9       18.9     2001**       2.2        2.5         4.7        4.7
1996         0.4        5.4         5.8        5.9
----------------------------------------------------------------------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 27 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  MAY 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------
Babylon NY IDA VRDO
  (Ogden Martin Project)                              2.65%       6/6/2001 (4)     $    5,000       $     5,000
Dutchess County NY BAN                                3.60%      8/17/2001              6,073             6,078
Dutchess County NY BAN                                4.85%      8/17/2001             15,000            15,018
Erie County NY Water Auth. Rev. VRDO                  2.60%       6/6/2001 (2)         11,400            11,400
Great Neck NY Unified Free School Dist. TAN           4.75%      6/28/2001              5,000             5,002
Great Neck NY Unified Free School Dist. TAN           4.80%      6/28/2001              5,000             5,002
Half Hollow Hills NY Central School Dist.TAN          4.80%      6/29/2001              6,000             6,002
Jay Street NY Dev. Corp. Courts Fac. Lease
  Rev. VRDO
   (NYC Jay Street Project)                           2.65%       6/6/2001 LOC         10,000            10,000
Jay Street NY Dev. Corp. Courts Fac. Lease
  Rev. VRDO
   (NYC Jay Street Project)                           3.00%       6/4/2001 LOC         15,000            15,000
Long Island NY Power Auth. Electric System
  Rev. VRDO                                           2.95%       6/1/2001 LOC         24,100            24,100
Long Island NY Power Auth. Electric System
  Rev. VRDO                                           2.95%       6/4/2001 LOC         15,000            15,000
Metro. NY Transp. Auth. TOB VRDO                      2.78%       6/7/2001 +            6,225             6,225
Metro. NY Transp. Auth. Transit Fac. CP               2.65%      7/19/2001 LOC         15,000            15,000
Metro. NY Transp. Auth. Transit Fac. CP               2.65%       8/8/2001 LOC          5,000             5,000
Metro. NY Transp. Auth. Transit Fac. CP               2.65%       8/9/2001 LOC         13,000            13,000
Metro. NY Transp. Auth. Transit Fac. CP               2.75%      7/25/2001 LOC         12,000            12,000
Metro. NY Transp. Auth. Transit Fac. CP               3.15%      6/13/2001 LOC          4,000             4,000
Metro. NY Transp. Auth. Transit Fac. CP               3.20%      6/13/2001 LOC         10,000            10,000
Monroe County NY BAN                                  4.50%      7/20/2001             38,720            38,738
Nassau County NY Interim Finance Auth. BAN            5.00%      9/28/2001             20,000            20,057
New York City NY Cultural Resources
  Rev. VRDO (Asia Society)                            2.70%       6/7/2001 LOC         10,000            10,000
New York City NY Cultural Resources
  Rev. VRDO
   (Carnegie Hall Project)                            3.00%       6/6/2001 LOC         15,325            15,325

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
                                                     COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
New York City NY Cultural Resources
  Rev. VRDO
   (Soloman R. Guggenheim Foundation)                 2.95%       6/4/2001 LOC     $   14,425       $    14,425
New York City NY GO                                   7.00%       2/1/2002 (Prere.)     4,600             4,784
New York City NY GO                                   7.25%      8/15/2001 (Prere.)    17,795            17,923
New York City NY GO                                   7.75%      8/15/2001 (Prere.)     4,070             4,161
New York City NY GO                                   8.00%       8/1/2001 (Prere.)     3,625             3,708
New York City NY GO                                   8.00%      8/15/2001 (Prere.)     3,070             3,149
New York City NY GO                                   8.25%       8/1/2001 (Prere.)     3,050             3,136
New York City NY GO                                   8.40%     11/15/2001 (Prere.)     6,440             6,694
New York City NY GO TOB VRDO                          2.85%       6/7/2001 (3) +        6,275             6,275
New York City NY GO VRDO                              2.70%       6/6/2001 LOC         15,650            15,650
New York City NY GO VRDO                              2.75%       6/6/2001 (3)          8,700             8,700
New York City NY GO VRDO                              3.00%       6/4/2001 (1)          1,500             1,500
New York City NY Health & Hosp. Corp.
  Rev. VRDO
   (Health Systems)                                   2.75%       6/6/2001 LOC         12,000            12,000
New York City NY Health & Hosp. Corp.
  Rev. VRDO
   (Health Systems)                                   2.80%       6/6/2001 LOC          9,800             9,800
New York City NY IDA Civic Fac.
  Rev. (YMCA)                                         8.00%       8/1/2001 (Prere.)     8,480             8,700
New York City NY IDA Dev. VRDO
   (National Audubon Society)                         2.95%       6/4/2001 LOC         14,700            14,700
New York City NY Muni. Assistance Corp. Rev.          5.25%       7/1/2001             28,200            28,221
New York City NY Muni. Assistance Corp. Rev.          5.50%       7/1/2001             18,000            18,018
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           6.25%      6/15/2001 (Prere.)     2,180             2,182
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                  2.78%       6/7/2001 (3) +       20,495            20,495
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. TOB VRDO                  2.87%       6/7/2001 (1)(4) Y    12,075            12,075
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                      2.95%       6/4/2001 (3)         63,900            63,900
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                      3.00%       6/4/2001 (3)          5,700             5,700
New York City NY Transitional Finance Auth.
  Rev. TOB VRDO                                       2.78%       6/7/2001 +           20,155            20,155
New York City NY Transitional Finance Auth.
  Rev. TOB VRDO                                       2.83%       6/7/2001 (3) +        6,090             6,090
New York City NY Transitional Finance Auth.
  Rev. TOB VRDO                                       2.87%       6/7/2001 +            7,545             7,545
New York City NY Transitional Finance Auth.
  Rev. VRDO                                           2.70%       6/6/2001             15,000            15,000
New York City NY Transitional Finance Auth.
  Rev. VRDO                                           2.75%       6/6/2001              1,300             1,300
New York City NY Transitional Finance Auth.
  Rev. VRDO                                           2.80%       6/6/2001             30,360            30,360
New York State Dormitory Auth. CP
   (Columbia Univ.)                                   2.95%      9/11/2001             12,450            12,450
New York State Dormitory Auth. CP
   (Columbia Univ.)                                   3.15%      8/10/2001              3,500             3,500
New York State Dormitory Auth. CP
   (Cornell Univ.)                                    2.70%      8/21/2001             14,000            14,000
New York State Dormitory Auth. Rev.
   (Service Contract Schedule Dist. Rescue-A)         4.00%       4/1/2002              5,200             5,232
New York State Dormitory Auth. Rev. TOB VRDO          2.78%       6/7/2001 (1) +        3,495             3,495
New York State Dormitory Auth. Rev. TOB VRDO
   (City Univ.)                                       2.78%       6/7/2001 (1) +       23,995            23,995
New York State Dormitory Auth. Rev. TOB VRDO          2.83%       6/7/2001 (1) +        6,870             6,870
New York State Dormitory Auth. Rev. TOB VRDO
   (State Univ.)                                      2.87%       6/7/2001 (1) +        8,870             8,870
New York State Dormitory Auth. Rev. VRDO
   (Cornell Univ.)                                    2.75%       6/7/2001             37,535            37,535
New York State Dormitory Auth. Rev. VRDO
   (Cornell Univ.)                                    3.00%       6/4/2001             11,300            11,300
New York State Dormitory Auth. Rev. VRDO
   (Foundling Charitable Corp.)                       2.60%       6/6/2001 LOC         15,895            15,895
New York State Dormitory Auth. Rev. VRDO
   (New York Public Library)                          2.75%       6/6/2001 (1) LOC     35,370            35,370
New York State Dormitory Auth. Rev. VRDO
   (Rockefeller Univ.)                                2.80%       6/6/2001             38,500            38,500

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
NEW YORK TAX-EXEMPT MONEY MARKET FUND                COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. VRDO
   (Sloan-Kettering Cancer Center)                    2.70%       6/6/2001 LOC     $   39,390       $    39,390
New York State Dormitory Auth. Rev. VRDO
   (Sloan-Kettering Cancer Center)                    2.95%       6/4/2001 LOC         14,980            14,980
New York State Energy Research & Dev. Auth.
  VRDO
   (Consolidated Edison Co.)                          2.80%       6/6/2001              1,150             1,150
New York State Energy Research & Dev. Auth.
  VRDO
   (Consolidated Edison Co.)                          2.90%       6/6/2001             14,700            14,700
New York State Energy Research & Dev. Auth.
  VRDO
   (Consolidated Edison Co.)                          2.95%       6/6/2001             12,700            12,700
New York State Environmental Fac. Corp. PCR
   (State Water Revolving Fund)                      6.875%      6/15/2001 (Prere.)     8,615             8,795
New York State Environmental Fac. Corp. PCR
   (State Water Revolving Fund)                       7.00%      6/15/2001 (Prere.)     2,235             2,283
New York State Environmental Fac. Corp. PCR
   (State Water Revolving Fund)                       7.25%      6/15/2001 (Prere.)    15,500            15,827
New York State Environmental Fac. Corp. PCR
  TOB VRDO                                            2.78%       6/7/2001 (1) +       10,670            10,670
New York State Environmental Fac. Corp. PCR
  TOB VRDO
   (New York City Muni. Water Financial Auth.
   Project)                                           2.78%       6/7/2001 (1) +        5,000             5,000
New York State Environmental Quality GO PUT           4.30%      10/4/2001 LOC          8,200             8,200
New York State GO PUT                                 4.35%       8/8/2001 LOC         13,800            13,800
New York State GO PUT                                 3.20%       2/7/2002 LOC         14,900            14,904
New York State Housing Finance Agency
   (Service Contract)                                 7.30%      9/15/2001 (Prere.)     2,730             2,820
New York State Local Govt. Assistance Corp.
  TOB VRDO                                            2.78%       6/7/2001 (2) +       11,070            11,070
New York State Local Govt. Assistance Corp.
  VRDO                                                2.65%       6/6/2001 LOC         33,100            33,100
New York State Local Govt. Assistance Corp.
  VRDO                                                2.70%       6/6/2001 LOC         15,200            15,200
New York State Medical Care Fac. Financing
  Agency Rev. Secured Hosp. Rev.                      7.35%      8/15/2001 (Prere.)     4,975             5,105
New York State Power Auth. CP                         2.70%      8/14/2001             12,400            12,400
New York State Power Auth. CP                         3.15%      7/18/2001              5,500             5,500
New York State Power Auth. CP                         3.20%       6/8/2001             17,000            17,000
New York State Power Auth. CP                         3.20%      6/11/2001             16,300            16,300
New York State Power Auth. VRDO                       2.75%       6/6/2001              5,000             5,000
New York State Thruway Auth. CP                       3.05%      6/20/2001              9,000             9,000
New York State Thruway Auth. CP                       3.10%      6/19/2001             12,000            12,000
New York State Thruway Auth. CP                       3.15%      6/14/2001             10,000            10,000
New York State Thruway Auth. Rev.
  Service Contract (Highway & Bridge)                6.375%       4/1/2002 (Prere.)     3,485             3,626
New York State Thruway Auth. TOB VRDO
   (Highway & Bridge Trust Fund)                      2.78%       6/7/2001 (3) +        8,215             8,215
New York State Urban Dev. Corp. Rev.
   (Correctional Capital Facilities) TOB VRDO         2.78%       6/7/2001 (4) +        7,995             7,995
Rochester NY GO BAN                                   3.70%       3/6/2002 (1)         10,000            10,034
Southampton NY Unified Free School Dist. TAN          4.85%      6/28/2001             10,125            10,129
St. Lawrence County NY IDA Environmental
  Improvement Rev. VRDO (Alcoa Corp.)                 2.65%       6/6/2001 LOC         14,100            14,100
St. Lawrence County NY IDA PCR VRDO
   (Alcoa Corp.)                                      3.08%       6/6/2001              2,140             2,140
Triborough Bridge & Tunnel Auth. NY Rev. BAN          5.00%      1/17/2002             15,000            15,184
Triborough Bridge & Tunnel Auth. NY Rev. VRDO         2.60%       6/6/2001 (4)         15,000            15,000
Triborough Bridge & Tunnel Auth. NY Rev. VRDO         2.75%       6/6/2001 (4)         32,000            32,000

OUTSIDE NEW YORK:
Port Auth. of New York & New Jersey CP                2.65%       9/6/2001              9,000             9,000
Port Auth. of New York & New Jersey CP                2.90%       8/8/2001              5,100             5,100
Port Auth. of New York & New Jersey CP                3.20%      7/12/2001              3,060             3,060

---------------------------------------------------------------------------------------------------------------
                                                                                         FACE            MARKET
                                                                  MATURITY             AMOUNT            VALUE*
                                                     COUPON           DATE              (000)             (000)
---------------------------------------------------------------------------------------------------------------
Puerto Rico Govt. Dev. Bank VRDO                      2.55%       6/6/2001 (1)     $   14,900       $   14,900
Puerto Rico Highway & Transp. Auth. VRDO              2.50%       6/6/2001 (2)         22,700           22,700
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,340,382)                                                                                $1,340,382
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    18,774
Liabilities                                                                                             (2,349)
                                                                                                    -----------
                                                                                                    $   16,425
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------
Applicable to 1,356,798,710 outstanding $.001
par value shares of beneficial interest
   (unlimited authorization)                                                                        $1,356,807
===============================================================================================================

NET ASSET VALUE PER SHARE                                                                           $     1.00
===============================================================================================================
*See Note A in Notes to Financial Statements.
+Securities  exempt from  registration  under Rule 144A of the Securities Act of
 1933.  These securities may be sold in transactions  exempt from  registration, normally to  qualified  institutional buyers.  At  May 31, 2001, the  aggregate value of these securities was $165,040,000, representing 12.2% of net assets.
For key to abbreviations and other references, see page 23.


---------------------------------------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT               PER
                                                                                        (000)             SHARE
---------------------------------------------------------------------------------------------------------------
Paid-in Capital                                                                    $1,356,799       $      1.00
Undistributed Net Investment Income                                                        --                --
Accumulated Net Realized Gains                                                              8                --
Unrealized Appreciation                                                                    --                --
---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                         $1,356,807       $      1.00
===============================================================================================================

---------------------------------------------------------------------------------------------------------------

                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND           COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
---------------------------------------------------------------------------------------------------------------
ISSUER INSURED (84.0%)
Albany County NY GO                                   5.00%      10/1/2012 (3)        $     4,400   $     4,597
Albany County NY GO                                   7.00%      1/15/2005 (2)                 20            20
Babylon NY IDA VRDO (Ogden Martin Project)            2.65%       6/6/2001 (4)              4,320         4,320
Battery Park City NY Auth. Rev.                       5.50%      11/1/2026 (2)             11,750        11,921
Broome County NY Public Safety Fac.
  Project COP                                         5.25%       4/1/2015 (1)              3,000         3,038
Buffalo & Erie Counties NY Toll Bridge
  Auth. Rev.                                          6.00%       1/1/2015 (1)              4,500         4,721
Buffalo NY GO                                         5.125%      2/1/2012 (2)              1,870         1,950
Buffalo NY GO                                        5.125%       2/1/2013 (2)              2,945         3,043
Buffalo NY Sewer Auth. System Rev.                    5.00%       7/1/2012 (3)              5,675         5,717
Buffalo NY Sewer Auth. System Rev.                    5.25%       7/1/2008 (3)              3,500         3,577
Erie County NY GO                                     6.10%      1/15/2006 (3)              1,865         2,044
Erie County NY GO                                    6.125%      1/15/2007 (3)              1,660         1,839
Erie County NY Water Auth. Rev.                       0.00%      12/1/2005 (2)              3,000         2,539
Erie County NY Water Auth. Rev.                       0.00%      12/1/2006 (2)              6,915         5,583
Erie County NY Water Auth. Rev.                       6.00%      12/1/2008 (2)              1,600         1,754
Hempstead NY GO                                       5.50%       8/1/2005 (3)(Prere.)        190           208
Hempstead NY GO                                       5.50%       8/1/2011 (3)              2,260         2,394
Hempstead NY GO                                      5.625%       2/1/2006 (3)(Prere.)        480           528
Hempstead NY GO                                      5.625%       2/1/2012 (3)              1,220         1,296
Hempstead NY GO                                      5.625%       2/1/2013 (3)                960         1,015
Huntington NY GO                                      5.50%       4/1/2013 (3)              3,400         3,503
Huntington NY GO                                      6.70%       2/1/2011 (3)                310           366
Long Island NY Power Auth. Electric System Rev.       5.00%      12/1/2018 (4)              6,000         5,917
Long Island NY Power Auth. Electric System Rev.      5.125%      12/1/2022 (4)             26,675        26,181
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.00%       7/1/2012 (2)              8,730         9,035
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.00%       7/1/2015 (2)              5,500         5,573
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.00%       7/1/2017 (2)              5,000         5,016
Metro. NY Transp. Auth. Commuter Fac. Rev.           5.125%       7/1/2013 (3)              3,000         3,105
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.30%       7/1/2022 (3)             17,475        17,689
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.50%       7/1/2017 (2)             11,585        12,020
Metro. NY Transp. Auth. Commuter Fac. Rev.           5.625%       7/1/2015 (4)              5,000         5,195
Metro. NY Transp. Auth. Commuter Fac. Rev.            5.70%       7/1/2017 (1)             21,500        22,693
Metro. NY Transp. Auth. Dedicated Petroleum
  Tax Rev.                                            5.25%       4/1/2021 (1)              7,900         7,975
Metro. NY Transp. Auth. Dedicated Petroleum
  Tax Rev.                                            5.25%       4/1/2026 (1)             34,060        34,231
Metro. NY Transp. Auth. Dedicated Petroleum
  Tax Rev.                                            6.00%       4/1/2020 (1)             32,500        36,348
Metro. NY Transp. Auth. Transp. Fac. Rev.             4.75%       7/1/2024 (1)              3,670         3,421
Metro. NY Transp. Auth. Transp. Fac. Rev.             5.25%       7/1/2017 (3)              6,300         6,424
Metro. NY Transp. Auth. Transp. Fac. Rev.             6.00%       7/1/2011 (2)              2,000         2,005
Metro. NY Transp. Auth. Transp. Fac. Rev.             7.00%       7/1/2009 (2)              9,050        10,785
Monroe Woodbury NY Central School Dist. GO           5.625%      5/15/2010 (1)              1,000         1,076
Monroe Woodbury NY Central School Dist. GO           5.625%      5/15/2011 (1)              1,000         1,071
Monroe Woodbury NY Central School Dist. GO           5.625%      5/15/2012 (1)              1,000         1,065
Monroe Woodbury NY Central School Dist. GO           5.625%      5/15/2013 (1)              1,425         1,509
Monroe Woodbury NY Central School Dist. GO           5.625%      5/15/2014 (1)              1,000         1,054
Montgomery, Ostego, Scholoharie Counties
  NY Solid Waste Management Auth. Rev.                5.25%       1/1/2014 (1)              1,640         1,651
Mount Sinai NY Union Free School Dist. GO             6.20%      2/15/2014 (2)              1,050         1,207
Nassau County NY Combined Sewer Dist. GO              5.00%       5/1/2009 (3)              3,210         3,364
Nassau County NY Combined Sewer Dist. GO              5.00%       5/1/2010 (3)              2,875         3,003
Nassau County NY Combined Sewer Dist. GO              5.00%       5/1/2011 (3)              1,770         1,839
Nassau County NY Combined Sewer Dist. GO              5.35%       7/1/2008 (1)              4,730         5,075

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Nassau County NY Combined Sewer Dist. GO              5.35%      1/15/2009 (1)        $     3,505   $     3,747
Nassau County NY Combined Sewer Dist. GO              5.35%       7/1/2009 (1)              4,635         4,971
Nassau County NY Combined Sewer Dist. GO             5.875%       8/1/2012 (3)                825           862
Nassau County NY Combined Sewer Dist. GO              6.20%      5/15/2007 (1)                840           873
Nassau County NY Combined Sewer Dist. GO              6.20%      5/15/2008 (1)                835           876
Nassau County NY Combined Sewer Dist. GO              6.25%      5/15/2009 (1)                825           865
Nassau County NY Combined Sewer Dist. GO              6.25%      5/15/2010 (1)                820           860
Nassau County NY GO                                  5.125%       3/1/2013 (2)              5,860         6,056
Nassau County NY GO                                  5.125%       3/1/2014 (2)              5,900         6,053
Nassau County NY GO                                   5.25%       6/1/2011 (2)              4,670         4,957
Nassau County NY GO                                   5.25%       6/1/2012 (2)              4,670         4,903
Nassau County NY GO                                   5.25%       6/1/2013 (2)              6,905         7,177
Nassau County NY GO                                   5.25%       6/1/2014 (2)              6,585         6,792
Nassau County NY GO                                   5.50%      7/15/2007 (1)              1,270         1,321
Nassau County NY GO                                   5.50%      7/15/2008 (1)              1,300         1,356
Nassau County NY GO                                   5.50%      7/15/2009 (1)              1,325         1,380
Nassau County NY GO                                   5.50%      7/15/2010 (1)              1,345         1,400
Nassau County NY GO                                   5.50%      7/15/2011 (1)              1,370         1,424
Nassau County NY GO                                   5.70%       8/1/2011 (3)              2,000         2,125
Nassau County NY GO                                   5.75%       2/1/2011 (1)              1,100         1,143
Nassau County NY IDA Rev. (Hofstra Univ.)             4.75%       7/1/2028 (1)              3,500         3,180
New York City NY Cultural Resources Rev.
   (American Museum of Natural History)               5.60%       4/1/2018 (1)              2,635         2,726
New York City NY Cultural Resources Rev.
   (American Museum of Natural History)               5.65%       4/1/2022 (1)              5,000         5,165
New York City NY Cultural Resources Rev.
   (American Museum of Natural History)               5.70%       4/1/2016 (1)             12,730        13,339
New York City NY Cultural Resources Rev.
   (Museum of Modern Art)                             5.40%       1/1/2006 (2)                720           751
New York City NY Cultural Resources Rev.
   (Museum of Modern Art)                             5.40%       1/1/2006 (2)(ETM)            85            91
New York City NY Cultural Resources Rev.
   (Museum of Modern Art)                             5.50%       1/1/2007 (2)                805           839
New York City NY Cultural Resources Rev.
   (Museum of Modern Art)                             5.50%       1/1/2007 (2)(ETM)            35            38
New York City NY Cultural Resources Rev.
   (Museum of Modern Art)                             5.50%       1/1/2016 (2)              2,000         2,067
New York City NY GO                                  5.125%       8/1/2013 (3)             19,025        19,687
New York City NY GO                                   5.20%       8/1/2014 (4)              5,000         5,163
New York City NY GO                                  5.375%       8/1/2013 (3)              8,295         8,702
New York City NY GO                                   5.75%       8/1/2002 (3)(Prere.)      1,405         1,472
New York City NY GO                                   5.75%       8/1/2009 (3)              2,845         2,934
New York City NY GO                                   5.75%       8/1/2011 (1)             15,750        17,444
New York City NY GO                                  6.625%       8/1/2002 (1)(Prere.)        535           566
New York City NY GO                                  6.625%       8/1/2013 (1)                140           147
New York City NY GO                                   6.95%      8/15/2004 (1)(Prere.)      1,460         1,630
New York City NY GO                                   7.10%       2/1/2002 (1)(Prere.)        200           209
New York City NY GO                                   7.10%       2/1/2009 (1)                400           417
New York City NY GO VRDO                              3.00%       6/4/2001 (1)             26,890        26,890
New York City NY Health & Hosp. Corp. Rev.           5.625%      2/15/2013 (2)             23,400        24,070
New York City NY IDA Civic Fac. Rev.
   (USTA Project)                                    6.375%     11/15/2014 (4)              2,000         2,180
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           5.35%      6/15/2013 (1)              5,300         5,445

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND           COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           5.50%      6/15/2027 (1)        $    23,955   $    24,324
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           5.75%      6/15/2031 (3)             30,650        32,078
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                          5.875%      6/15/2012 (2)             18,500        20,549
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                          5.875%      6/15/2013 (2)             20,000        22,229
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                      2.95%       6/4/2001 (3)             18,160        18,160
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev. VRDO                      3.00%       6/4/2001 (3)             14,000        14,000
New York State Dormitory Auth. Rev.
   (Barnard College)                                  5.25%       7/1/2026 (2)              4,370         4,328
New York State Dormitory Auth. Rev.
  (Catholic Health)                                   5.50%       7/1/2022 (1)             10,000        10,186
New York State Dormitory Auth. Rev.
   (City Univ.)                                       5.50%       7/1/2016 (2)             16,000        16,510
New York State Dormitory Auth. Rev.
   (City Univ.)                                       5.75%      7/15/2015 (3)             33,835        36,177
New York State Dormitory Auth. Rev.
   (City Univ.)                                       5.75%       7/1/2016 (3)              7,255         7,730
New York State Dormitory Auth. Rev.
   (City Univ.)                                       5.75%      7/15/2016 (3)              4,475         4,768
New York State Dormitory Auth. Rev.
   (Colgate Univ.)                                    6.50%       7/1/2001 (1)(Prere.)      1,350         1,381
New York State Dormitory Auth. Rev.
   (Columbia Presbyterian Hosp.)                      5.50%      2/15/2007 (2)              3,500         3,765
New York State Dormitory Auth. Rev.
   (Court Fac.)                                       5.75%      5/15/2023 (2)             21,370        22,573
New York State Dormitory Auth. Rev.
   (Department of Health)                             5.50%       7/1/2025 (1)              3,870         3,904
New York State Dormitory Auth. Rev.
   (FHA Hosp. & Nursing Home)                         5.00%      2/15/2025 (2)              3,410         3,255
New York State Dormitory Auth. Rev.
   (FHA Hosp. & Presbyterian Hosp.)                   5.50%       2/1/2010 (2)              6,330         6,836
New York State Dormitory Auth. Rev.
   (FHA Hosp. & Queens Hosp.)                         5.45%      8/15/2019 (2)              5,270         5,376
New York State Dormitory Auth. Rev.
   (Fordham Univ.)                                    5.50%       7/1/2023 (3)             10,150        10,280
New York State Dormitory Auth. Rev.
   (Fordham Univ.)                                    5.75%       7/1/2015 (3)              1,500         1,566
New York State Dormitory Auth. Rev.
   (Fordham Univ.)                                    7.20%       7/1/2015 (2)                710           726
New York State Dormitory Auth. Rev.
   (Iona College)                                     5.25%       7/1/2008 (1)              1,000         1,059
New York State Dormitory Auth. Rev.
   (Iona College)                                     5.35%       7/1/2009 (1)              1,000         1,057
New York State Dormitory Auth. Rev.
   (Jewish Medical Center)                            5.00%       7/1/2018 (1)             10,000         9,819
New York State Dormitory Auth. Rev.
   (Mental Health Service Fac.)                       5.00%      2/15/2018 (1)              5,040         4,906
New York State Dormitory Auth. Rev.
   (Mental Health Service Fac.)                      5.875%      8/15/2013 (4)              2,475         2,700
New York State Dormitory Auth. Rev.
   (Mental Health Service Fac.)                      5.875%      8/15/2014 (4)              2,625         2,847
New York State Dormitory Auth. Rev.
   (Mental Health Service Fac.)                      5.875%      8/15/2015 (4)              2,785         3,003
New York State Dormitory Auth. Rev.
   (Montefiore Medical Center)                        5.25%       2/1/2015 (2)             42,750        43,393
New York State Dormitory Auth. Rev.
   (Mt. Sinai School of Medicine)                     6.75%       7/1/2015 (1)              7,245         7,409
New York State Dormitory Auth. Rev.
   (New School for Social Research)                  5.625%       7/1/2016 (1)              2,260         2,365
New York State Dormitory Auth. Rev.
   (New York & Presbyterian Hosp.)                    4.75%       8/1/2027 (2)              7,000         6,306
New York State Dormitory Auth. Rev.
   (New York Medical College)                         5.00%       7/1/2021 (1)             11,980        11,683
New York State Dormitory Auth. Rev.
  (New York Univ.)                                    5.50%       7/1/2031 (2)              8,910         9,342

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev.
   (New York Univ.)                                   5.50%       7/1/2040 (2)        $    20,330   $    21,264
New York State Dormitory Auth. Rev.
   (New York Univ.)                                   6.00%       7/1/2001 (3)(Prere.)      1,975         2,019
New York State Dormitory Auth. Rev.
   (New York Univ.)                                   6.00%       7/1/2015 (3)             30,190        30,869
New York State Dormitory Auth. Rev.
   (North Shore Univ. Hosp.)                          5.20%      11/1/2017 (1)             30,170        30,370
New York State Dormitory Auth. Rev. (Pace)           5.625%       7/1/2017 (1)             11,185        11,645
New York State Dormitory Auth. Rev.
   (Rensselaer Polytech. Institute)                   6.50%       7/1/2006 (3)              3,000         3,069
New York State Dormitory Auth. Rev.
   (Rochester Institute of Technology)                5.25%       7/1/2022 (1)              3,000         2,992
New York State Dormitory Auth. Rev.
   (Rochester Institute of Technology)                5.30%       7/1/2017 (1)              6,275         6,369
New York State Dormitory Auth. Rev.
   (Siena College)                                    6.00%       7/1/2011 (1)              1,500         1,575
New York State Dormitory Auth. Rev.
   (Sloan-Kettering Cancer Center)                    5.75%       7/1/2019 (1)              9,700        10,547
New York State Dormitory Auth. Rev.
   (St. John's Univ.)                                 5.25%       7/1/2020 (1)             15,170        15,235
New York State Dormitory Auth. Rev.
   (St. John's Univ.)                                 5.25%       7/1/2025 (1)             10,950        10,905
New York State Dormitory Auth. Rev.
   (St. John's Univ.)                                 5.70%       7/1/2026 (1)             14,370        14,837
New York State Dormitory Auth. Rev.
   (St. Joseph's Hosp.)                               5.25%       7/1/2018 (1)              6,700         6,739
New York State Dormitory Auth. Rev.
   (St. Vincent's Hosp. Medical Center)               5.80%       8/1/2025 (2)              4,250         4,382
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           4.75%      5/15/2025 (1)             12,535        11,494
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%       7/1/2009 (2)              1,590         1,780
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%      5/15/2012 (1)             16,160        18,089
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%      5/15/2013 (1)             27,285        30,371
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%      5/15/2014 (1)              10,660       11,791
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%      5/15/2015 (1)             12,500        13,749
New York State Dormitory Auth. Rev.
   (State Univ. Educ. Fac.)                           6.00%      5/15/2016 (1)              5,000         5,481
New York State Dormitory Auth. Rev.
   (Union College)                                    5.75%       7/1/2010 (3)              1,800         1,861
New York State Dormitory Auth. Rev.
   (Univ. of Rochester)                               5.00%       7/1/2017 (1)              2,000         1,991
New York State Dormitory Auth. Rev.
   (Upstate Community Colleges)                       5.00%       7/1/2014 (2)              2,670         2,714
New York State Dormitory Auth. Rev.
   (Upstate Community Colleges)                       5.00%       7/1/2015 (2)              3,000         3,026
New York State Dormitory Auth. Rev.
   (Upstate Community Colleges)                       5.00%       7/1/2016 (2)              1,250         1,254
New York State Dormitory Auth. Rev.
   (Upstate Community Colleges)                       5.25%       7/1/2012 (2)              6,170         6,498
New York State Dormitory Auth. Rev.
   (Vassar Brothers Hosp.)                            5.25%       7/1/2017 (4)              8,025         8,102
New York State Dormitory Auth. Rev.
   (Vassar Brothers Hosp.)                           5.375%       7/1/2025 (4)              7,000         7,016
New York State Dormitory Auth. Rev. VRDO
   (New York Public Library)                          2.75%       6/6/2001 (1)             10,000        10,000
New York State Energy Research & Dev. Auth. PCR
   (Niagara Mohawk)                                  6.625%      10/1/2013 (3)             10,000        10,298
New York State Environmental Fac. Corp.
  PCR TOB VRDO
   (New York City Muni. Water Financial Auth.
    Project)                                          2.78%       6/7/2001 (1)++           11,180        11,180
New York State GO                                     5.75%      5/15/2011 (4)              4,540         5,020
New York State GO                                    5.875%      5/15/2012 (4)              4,670         5,167
New York State Local Govt. Assistance
  Corp. Rev.                                          5.25%       4/1/2015 (2)              8,000         8,185
New York State Local Govt. Assistance
  Corp. Rev.                                         5.375%       4/1/2019 (1)              3,000         3,039
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                           5.50%      8/15/2021 (3) +            8,000         8,011
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                           6.00%      8/15/2015 (1)                150           161

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND           COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                          6.375%      2/15/2002 (3)(Prere.)$     6,000   $     6,269
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                          6.375%      8/15/2010 (3)                100           104
New York State Medical Care Fac. Finance Agency
   (Sisters of Charity-Buffalo)                      6.625%      11/1/2018 (2)              5,500         5,665
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.30%       4/1/2010 (1)              3,775         3,962
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.50%       4/1/2014 (3)              2,500         2,655
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.50%       4/1/2015 (1)             12,480        12,881
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.50%       4/1/2015 (3)              2,000         2,107
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.50%       4/1/2016 (3)              3,000         3,142
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.75%       4/1/2012 (3)              5,575         6,103
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.75%       4/1/2013 (3)              5,870         6,381
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.75%       4/1/2014 (3)              3,000         3,243
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.75%       4/1/2015 (3)              2,500         2,684
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.75%       4/1/2016 (3)              2,080         2,225
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      6.00%       4/1/2012 (4)              2,800         3,131
New York State Thruway Auth. Rev.
   (Service Contract)                                 5.75%       4/1/2004 (1)              4,000         4,328
New York State Thruway Auth. Rev.
   (Service Contract)                                 5.75%       4/1/2014 (1)              4,000         4,297
New York State Urban Dev. Corp. Rev.                 5.375%       1/1/2012 (1)             21,375        21,901
New York State Urban Dev. Corp. Rev.                  5.50%       4/1/2016 (1)             13,350        13,763
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               5.00%       1/1/2017 (2)              3,170         3,153
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               5.75%       1/1/2016 (4)              6,380         6,816
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               6.00%       1/1/2011 (2)              2,500         2,779
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               6.00%       1/1/2012 (2)              3,000         3,316
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               6.00%       1/1/2013 (2)              4,110         4,520
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)               6.00%       1/1/2014 (2)              5,000         5,469
Niagara Falls NY Bridge Comm. Rev.                    5.25%      10/1/2015 (3)              5,000         5,263
Niagara Falls NY Bridge Comm. Rev.                    6.25%      10/1/2020 (3)              8,685         9,996
Niagara Falls NY Bridge Comm. Rev.                    6.25%      10/1/2021 (3)              9,230        10,627
North Hempstead NY GO                                 6.30%       4/1/2008 (3)              2,055         2,322
North Hempstead NY GO                                 6.40%       4/1/2010 (3)              1,500         1,728
North Hempstead NY GO                                 6.40%       4/1/2011 (3)              2,075         2,410
North Hempstead NY Solid Waste Auth.                  5.00%       2/1/2012 (1)              3,370         3,423
Smithtown NY GO                                       5.25%       4/1/2006 (1)              1,000         1,045
Smithtown NY GO                                       5.45%       4/1/2008 (1)                400           417
Suffolk County NY GO                                  5.20%      7/15/2008 (3)              1,100         1,134

---------------------------------------------------------------------------------------------------------------
                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
                                                     COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
Suffolk County NY Water Auth. Rev.                    5.25%       6/1/2010 (2)(ETM)   $     3,790   $     4,080
Suffolk County NY Water Auth. Rev.                    5.25%       6/1/2011 (2)(ETM)         2,380         2,554
Suffolk County NY Water Auth. Rev.                    5.25%       6/1/2012 (2)(ETM)         4,290         4,571
Suffolk County NY Water Auth. Rev.                    5.25%       6/1/2017 (2)              1,695         1,749
Suffolk County NY Water Auth. Rev.                    5.75%       6/1/2002 (2)(Prere.)      1,100         1,154
Suffolk County NY Water Auth. Rev.                    5.75%       6/1/2013 (2)              7,340         7,556
Triborough Bridge & Tunnel Auth. NY Rev.              5.00%       1/1/2016 (4)              9,000         9,006
Triborough Bridge & Tunnel Auth. NY Rev.             5.125%       1/1/2015 (1)              6,500         6,616
Triborough Bridge & Tunnel Auth. NY Rev.              5.50%       1/1/2017 (2)              3,745         3,754
Yonkers NY School Dist. GO                            5.60%       8/1/2009 (3)                535           572
Yonkers NY School Dist. GO                            5.70%       8/1/2010 (3)                545           583

OUTSIDE NEW YORK:

Puerto Rico Electric Power Auth. Rev.                 5.25%       7/1/2015 (4)              5,000         5,171
Puerto Rico GO                                        5.00%       7/1/2013 (3)              6,000         6,354
Puerto Rico GO                                        5.00%       7/1/2014 (3)              2,500         2,642
Puerto Rico GO                                        5.00%       7/1/2017 (1)             11,475        11,533
Puerto Rico GO                                        5.00%       7/1/2018 (1)              2,650         2,656
Puerto Rico Govt. Dev. Bank VRDO                      2.55%       6/6/2001 (1)             13,900        13,900
Puerto Rico Infrastructure Finance Auth.
  Special Tax Rev.                                    5.00%       7/1/2021 (2)             16,935        16,807
Puerto Rico Muni. Finance Agency GO                   5.75%       8/1/2011 (4)             15,810        17,462
Puerto Rico Muni. Finance Agency GO                  5.875%       8/1/2014 (4)              6,480         7,081
Puerto Rico Muni. Finance Agency GO                   6.00%       8/1/2016 (4)              2,645         2,900
                                                                                                    -----------
                                                                                                    $ 1,539,438
                                                                                                    -----------

SECONDARY MARKET INSURED (4.7%)

New York City NY Muni. Water Finance Auth.
  Water & Sewer Rev.                                  4.75%      6/15/2025 (4)              6,000         5,501
New York City NY Muni. Water Finance Auth.
  Water & Sewer Rev.                                  5.75%      6/15/2029 (1)             15,000        15,579
New York City Transitional Finance Auth.              4.75%     11/15/2023 (3)              5,385         4,950
New York State Dormitory Auth. Rev.
   (City Univ. of New York)                           5.75%       7/1/2009 (3)              3,750         4,134
New York State Dormitory Auth. Rev.
   (City Univ. of New York)                           5.75%       7/1/2011 (3)              5,950         6,608
New York State Dormitory Auth. Rev.
   (Mental Health Services)                          5.375%      2/15/2026 (1)              7,500         7,527
New York State Dormitory Auth. Rev.
   (State Univ. Educ. System)                         5.50%      5/15/2026 (1)             15,805        16,023
New York State Medical Care Fac.
  Finance Agency                                      5.25%      2/15/2019 (3)             16,230        16,210
New York State Thruway Auth. Rev.
   (Highway & Bridge Trust Fund)                      5.00%       4/1/2016 (4)              5,165         5,179
Triborough Bridge & Tunnel Auth. NY Rev.              6.75%       1/1/2009(2)               3,000         3,421
                                                                                                    -----------
                                                                                                    $    85,132
                                                                                                    -----------
NONINSURED (10.4%)
New York City NY GO                                   5.25%      3/15/2016                 10,000        10,156
New York City NY GO VRDO                              2.70%       6/6/2001 LOC              1,350         1,350
New York City NY GO VRDO                              2.75%       6/6/2001 LOC              3,800         3,800
New York City NY GO VRDO                              2.95%       6/4/2001 LOC                200           200
New York City NY GO VRDO                              3.00%       6/4/2001 LOC              3,000         3,000
New York City NY Muni. Assistance Corp. Rev.          5.50%       7/1/2001                 10,000        10,022
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           0.00%      6/15/2017                 10,000         4,328
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           0.00%      6/15/2018                 10,000         4,074
New York City NY Muni. Water Finance Auth.
  Water & Sewer System Rev.                           0.00%      6/15/2021                  4,490         1,529
New York City NY Transitional Finance
  Auth. Rev.                                         5.375%       2/1/2015                  7,310         7,583

---------------------------------------------------------------------------------------------------------------

                                                                                             FACE        MARKET
                                                                  MATURITY                 AMOUNT        VALUE*
NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND           COUPON           DATE                  (000)         (000)
---------------------------------------------------------------------------------------------------------------
New York City NY Transitional Finance
  Auth. Rev.                                         5.375%       2/1/2016            $     8,415   $     8,680
New York City NY Transitional Finance
  Auth. Rev.                                          5.50%       2/1/2012                  6,800         7,329
New York City NY Transitional Finance
  Auth. Rev.                                          5.50%       2/1/2014                 12,000        12,704
New York City NY Transitional Finance
  Auth. Rev.                                          5.50%       2/1/2015                  5,000         5,251
New York City NY Transitional Finance
  Auth. Rev.                                          5.50%       2/1/2016                 14,000        14,619
New York City NY Transitional Finance
  Auth. Rev.                                          5.50%       5/1/2025                  3,000         3,057
New York City NY Transitional Finance
  Auth. Rev.                                          5.75%     11/15/2020                 10,000        10,607
New York City NY Transitional Finance
  Auth. Rev.                                          5.75%      8/15/2024                  5,000         5,262
New York City NY Transitional Finance
  Auth. Rev. VRDO                                     2.80%       6/6/2001                  8,815         8,815
New York City NY Transitional Finance
  Auth. Rev. VRDO                                     3.00%       6/4/2001                  7,725         7,725
New York State Dormitory Auth. Rev.
   (Columbia Univ.)                                   5.75%       7/1/2015                 11,965        12,102
New York State Dormitory Auth. Rev.
   (Rockefeller Univ.)                                5.00%       7/1/2018                  2,805         2,798
New York State Dormitory Auth. Rev.
  VRDO (Cornell Univ.)                                2.75%       6/7/2001                  6,400         6,400
New York State Dormitory Auth. Rev.
  VRDO (Sloan-Kettering Cancer Center)                2.95%       6/4/2001                  3,700         3,700
New York State Energy Research & Dev.
  Auth. VRDO
   (Consolidated Edison Co.)                          2.80%       6/6/2001                  9,900         9,900
New York State Energy Research & Dev.
  Auth. VRDO
   (Consolidated Edison Co.)                          2.90%       6/6/2001                  8,100         8,100
New York State Energy Research & Dev.
  Auth. VRDO
   (Consolidated Edison Co.)                          2.95%       6/6/2001                  5,000         5,000
New York State Environmental Fac. Water PCR           5.55%      7/15/2009                  2,000         2,148
Onondaga County NY Public Improvements               5.875%      2/15/2008                  2,475         2,736
Westchester County NY GO                              6.70%      11/1/2008                  3,250         3,813
Westchester County NY GO                              6.70%      11/1/2009                  3,645         4,314
                                                                                                    -----------
                                                                                                    $   191,102
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,747,459)                                                                                $1,815,672
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
---------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                    29,684
Liabilities                                                                                            (12,741)
                                                                                                    -----------
                                                                                                    $   16,943
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                   $1,832,615
===============================================================================================================

 *See Note A in Notes to Financial Statements.
 +Securities  with a value of $6,108,000 have been  segregated as initial margin for open futures contracts.
++Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2001, the value of these securities was $11,180,000, representing 0.6% of net assets.
For key to abbreviations and other references, see page 23.

---------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT
                                                                                                         (000)
---------------------------------------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------
Paid-in Capital $1,763,860
Undistributed Net Investment Income --
Accumulated Net Realized Gains 533
Unrealized Appreciation--Note F
  Investment Securities 68,213
  Futures Contracts 9
---------------------------------------------------------------------------------------------------------------
NET ASSETS $1,832,615
===============================================================================================================

INVESTOR SHARES--NET ASSETS
Applicable to 131,653,875 outstanding $.001 par value
  shares of beneficial interest
   (unlimited authorization)                                                                        $ 1,457,435
===============================================================================================================
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                                                         $     11.07
===============================================================================================================

Admiral Shares--Net Assets
Applicable to 33,891,042 outstanding $.001 par value shares
  of beneficial interest
   (unlimited authorization)                                                                        $   375,180
===============================================================================================================
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                                          $     11.07
===============================================================================================================


KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                                      NEW YORK
                                                   NEW YORK            INSURED
                                                 TAX-EXEMPT          LONG-TERM
                                               MONEY MARKET         TAX-EXEMPT
                                                      FUND               FUND
                                     -------------------------------------------
                                                 SIX MONTHS ENDED MAY 31, 2001
                                     -------------------------------------------
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                    $    21,978           $    44,737
--------------------------------------------------------------------------------
   Total Income                                    21,978                44,737
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Investment Advisory Services                        74                   107
   Management and Administrative--
    Investor Shares                                   935                 1,549
   Management and Administrative--
    Admiral Shares*                                    --                    16
   Marketing and Distribution--
    Investor Shares                                   102                   115
   Marketing and Distribution--
    Admiral Shares*                                    --                    --
  Custodian Fees                                        8                    11
  Auditing Fees                                         5                     5
  Shareholders' Reports--Investor Shares                3                     9
  Shareholders' Reports--Admiral Shares*               --                    --
  Trustees' Fees and Expenses                           1                     1
--------------------------------------------------------------------------------
   Total Expenses                                   1,128                 1,813
   Expenses Paid Indirectly--Note C                    (8)                 (117)
--------------------------------------------------------------------------------
   Net Expenses                                     1,120                 1,696
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                              20,858                43,041
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                           22                   418
  Futures Contracts                                    --                 1,348
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) 22 1,766
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                --                34,331
  Futures Contracts                                    --                  (891)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                       --                33,440
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $    20,880           $    78,247
================================================================================
*The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

----------------------------------------------------------------------------------------------------
                                                    NEW YORK                       NEW YORK
                                                   TAX-EXEMPT                  INSURED LONG-TERM
                                               MONEY MARKET FUND                TAX-EXEMPT FUND
                                        ----------------------------    ----------------------------
                                        SIX MONTHS              YEAR      SIX MONTHS            YEAR
                                             ENDED             ENDED           ENDED           ENDED
                                      MAY 31, 2001     NOV. 30, 2000    MAY 31, 2001   NOV. 30, 2000
                                             (000)             (000)           (000)           (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                $    20,858       $    37,338     $    43,041    $    80,176
  Realized Net Gain (Loss)                      22                (8)          1,766           (208)
  Change in Unrealized Appreciation
   (Depreciation)                               --                --          33,440         60,528
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net
    Assets Resulting from Operations        20,880            37,330          78,247        140,496
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Investor Shares                         (20,858)          (37,338)        (42,487)       (80,176)
   Admiral Shares*                              --                --            (554)            --
  Realized Capital Gain
   Investor Shares                              --                --              --             --
   Admiral Shares*                              --                --              --             --
----------------------------------------------------------------------------------------------------
   Total Distributions                     (20,858)          (37,338)        (43,041)       (80,176)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                          202,462           356,057        (241,604)        74,455
  Admiral Shares*                               --                --         374,619             --
----------------------------------------------------------------------------------------------------
   Net Increase (Decrease) from
    Capital Share Transactions             202,462           356,057         133,015         74,455
----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                202,484           356,049         168,221        134,775
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                  $ 1,154,323       $   798,274     $ 1,664,394    $ 1,529,619
----------------------------------------------------------------------------------------------------
  End of Period                        $ 1,356,807       $ 1,154,323     $ 1,832,615    $ 1,664,394
====================================================================================================
*The New York Tax-Exempt Money Market Fund does not offer Admiral Shares.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-------------------------------------------------------------------------------------------------------------------------
                                                                        NEW YORK TAX-EXEMPT MONEY MARKET FUND
                                                                           YEAR ENDED NOVEMBER 30,
                                                   SIX MONTHS ENDED  ----------------------------------------  SEP. 3* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         MAY 31, 2001      2000         1999          1998    NOV. 30, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 1.00    $ 1.00       $ 1.00        $ 1.00          $ 1.00
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .017      .038         .030          .032            .008
  Net Realized and Unrealized Gain (Loss) on Investments         --        --           --            --              --
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                            .017      .038         .030          .032            .008
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.017)    (.038)       (.030)        (.032)          (.008)
  Distributions from Realized Capital Gains                      --        --           --            --              --
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (.017)    (.038)       (.030)        (.032)          (.008)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 1.00    $ 1.00       $ 1.00        $ 1.00          $ 1.00
=========================================================================================================================

TOTAL RETURN                                                  1.69%     3.87%        3.01%         3.27%           0.84%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $1,357    $1,154       $  798        $  483          $  148
  Ratio of Total Expenses to Average Net Assets             0.18%**     0.14%        0.17%         0.19%         0.20%**
  Ratio of Net Investment Income to Average Net Assets      3.35%**     3.81%        2.99%         3.19%         3.52%**
========================================================================================================================
 *Inception.
**Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                             NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                    SIX MONTHS ENDED  ----------------------------------------------------------
THROUGHOUT EACH PERIOD                         MAY 31, 2001    2000      1999         1998          1997          1996
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 10.83 $ 10.42   $ 11.30      $ 11.05       $ 10.99       $ 11.01
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .269    .556      .547         .564          .572          .569
  Net Realized and Unrealized Gain (Loss)
   on Investments                                      .240    .410     (.789)        .267          .101          .045
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                    .509    .966     (.242)        .831          .673          .614
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.269)  (.556)    (.547)       (.564)        (.572)        (.569)
  Distributions from Realized Capital Gains              --      --     (.091)       (.017)        (.041)        (.065)
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                (.269)  (.556)    (.638)       (.581)        (.613)        (.634)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $ 11.07 $ 10.83   $ 10.42      $ 11.30       $ 11.05       $ 10.99
=======================================================================================================================

TOTAL RETURN                                          4.71%   9.56%   -;2.25%        7.69%         6.36%         5.84%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                $ 1,457 $ 1,664   $ 1,530      $ 1,406       $ 1,133         $ 959
  Ratio of Total Expenses to
   Average Net Assets                                0.20%*   0.20%     0.20%        0.21%         0.20%         0.20%
  Ratio of Net Investment Income to
   Average Net Assets                                4.85%*   5.28%     5.02%        5.03%         5.26%         5.28%
  Portfolio Turnover Rate                              11%*     21%        5%          17%            6%            5%
=======================================================================================================================
*Annualized.

-----------------------------------------------------------------------------------------------------------------------
                                                              NEW YORK INSURED LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
                                                                                                             MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                              MAY 31, 2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD $11.05
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                                           .025
  Net Realized and Unrealized Gain (Loss) on Investments                                                          .020
-----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                                               .045
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                                           (.025)
  Distributions from Realized Capital Gains                                                                         --
-----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                                           (.025)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                $  11.07
=======================================================================================================================

TOTAL RETURN                                                                                                     0.41%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                                                                        $    375
  Ratio of Total Expenses to Average Net Assets                                                                0.14%**
  Ratio of Net Investment Income to Average Net Assets                                                         4.97%**
  Portfolio Turnover Rate                                                                                        11%**
=======================================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New York Tax-Exempt Funds comprise the New York Tax-Exempt Money Market and New York Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New York.

     The Insured Long-Term Tax-Exempt fund offers two classes of shares, Investor Shares and Admiral Shares. Admiral Shares were first issued on May 14, 2001. Admiral Shares are designed for investors that meet certain administrative, servicing, tenure, and account size criteria. Investor Shares are offered to all other investors.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3.  FUTURES  CONTRACTS:  The  Insured  Long-Term  Tax-Exempt  Fund  may use
Municipal  Bond Index,  U.S.  Treasury  Bond,  and U.S.  Treasury  Note  futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector.

     Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                             CAPITAL CONTRIBUTED    PERCENTAGE        PERCENTAGE
                                     TO VANGUARD       OF FUND     OF VANGUARD'S
NEW YORK TAX-EXEMPT FUND                   (000)    NET ASSETS    CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                              $  243         0.02%             0.24%
Insured Long-Term                            339         0.02              0.34
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the six months ended May 31, 2001, these arrangements reduced expenses by:

--------------------------------------------------------------------------------
                                          EXPENSE REDUCTION        TOTAL EXPENSE
                                               (000)                REDUCTION AS
                                 --------------------------------   A PERCENTAGE
                                   MANAGEMENT AND      CUSTODIAN      OF AVERAGE
NEW YORK TAX-EXEMPT FUND           ADMINISTRATIVE          FEES       NET ASSETS
--------------------------------------------------------------------------------
Money Market                                   --           $  8              --
Insured Long-Term                          $  106             11          0.01%*
--------------------------------------------------------------------------------
*Annualized.

D. During the six months ended May 31, 2001, the Insured Long-Term Tax-Exempt Fund purchased $257,437,000 of investment securities and sold $89,262,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $333,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 2001, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $67,880,000, consisting of unrealized gains of $70,041,000 on securities that had risen in value since their purchase and $2,161,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E.)

     At May 31, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized appreciation were:


-----------------------------------------------------------------------------
                                                             (000)
                                                   --------------------------
                                    NUMBER OF       AGGREGATE
NEW YORK TAX-EXEMPT FUND/                LONG      SETTLEMENT      UNREALIZED
FUTURES CONTRACTS                   CONTRACTS           VALUE    APPRECIATION
-----------------------------------------------------------------------------
Insured Long-Term/
 Municipal Bond Index                     210        $ 21,252             $ 9
-----------------------------------------------------------------------------

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the Insured Long-Term Tax- Exempt Fund to change its accounting principles to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management of the fund believes this change will have no material effect on the financial statements.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                      SIX MONTHS ENDED             YEAR ENDED
                                        MAY 31, 2001           NOVEMBER 30, 2000
                                 -----------------------------------------------
                                   AMOUNT       SHARES      AMOUNT       SHARES
NEW YORK TAX-EXEMPT FUND            (000)        (000)       (000)        (000)
--------------------------------------------------------------------------------
MONEY MARKET
Investor Shares
 Issued                       $   816,664  $   816,664  $1,223,903  $ 1,223,903
 Issued in Lieu of Cash
  Distributions                    20,103       20,103      35,923       35,923
 Redeemed                        (634,305)    (634,305)   (903,769)    (903,769)
  Net Increase (Decrease)--   --------------------------------------------------
   Investor Shares                202,462      202,462     356,057      356,057
--------------------------------------------------------------------------------
INSURED LONG-TERM
Investor Shares
 Issued                       $   279,716  $    25,124  $  403,688  $    38,411
 Issued in Lieu of Cash
  Distributions                    29,836        2,686      57,454        5,455
 Redeemed                        (551,156)     (49,778)   (386,687)     (37,068)
  Net Increase (Decrease)--   --------------------------------------------------
   Investor Shares               (241,604)     (21,968)     74,455        6,798
                              -------------------------------------------------
Admiral Shares
 Issued                           374,633       33,892          --           --
 Issued in Lieu of Cash
  Distributions                       406           37          --           --
 Redeemed                            (420)         (38)         --           --
  Net Increase (Decrease)--   --------------------------------------------------
   Admiral Shares                 374,619        33,891         --           --
--------------------------------------------------------------------------------

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GETTING CONNECTED
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HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R)
 FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida,
 Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN

Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-;1996.

[SHIP GRAPHIC]
THE VANGUARD GROUP(R) LOGO
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q762 072001